SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 21, 2006
                                                  -----------------


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    0-10652                 94-2751350
----------------------------        -------------        ----------------------
(State or other jurisdiction        (File Number)           (I.R.S. Employer
      of incorporation)                                  identification number)


                   300 Park Marina Circle, Redding, CA   96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On December 21, 2006, the Board of Directors of the Registrant (North Valley Bancorp) approved amendments to, and a restatement of, the North Valley Bancorp Employee Stock Ownership Plan ("ESOP"), effective January 1, 1977 (as previously amended from time to time). The ESOP has been amended and restated effective January 1, 2006 in order to comply with changes in the Internal Revenue Code (the "Code") and to make certain other changes to ensure that the ESOP contains all the provisions required to constitute an employee stock ownership plan under the Code. The restated ESOP (and related trust) constitute a tax qualified retirement plan and retirement trust under the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). All employees over 18 years of age with at least six months of service are eligible to participate in the ESOP. A copy of the North Valley Bancorp Employee Stock Ownership Plan, as amended and restated effective January 1, 2006, is filed as an exhibit to this report and is incorporated here by this reference.

Also on December 21, 2006, the Board of Directors of the Registrant approved a Fourth Amendment of the North Valley Bancorp 401(k) Plan (originally known as the North Valley Bancorp Deferred Salary Profit Sharing Thrift Plan, effective January 1, 1984). The 401(k) Plan has been amended effective January 1, 2006 in order to comply with relevant sections of the Code and final Treasury Regulations issued under the Code. All employees over 18 years of age with at least six months of service are eligible to participate in the 401(k) Plan. A copy of the Fourth Amendment to the North Valley Bancorp 401(k) Plan, effective January 1, 2006, is filed as an exhibit to this report and is incorporated here by this reference.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

         99.120 North Valley Bancorp Employee Stock Ownership Plan, as Amended and Restated, effective January 1, 2006

         99.121 Fourth Amendment to the North Valley Bancorp Employee 401(k) Plan, effective January 21, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By:  /s/ LEO GRAHAM
                                            -----------------------------------
                                            Leo Graham
Dated:   December 22, 2006                  General Counsel
                                            Corporate Secretary